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                                                                    Exhibit 10.a

                   GENERAL RELEASE AND SETTLEMENT AGREEMENT
                   ----------------------------------------

                                 ("AGREEMENT")
                                 -------------


     For good and valuable consideration, receipt of which is hereby acknowledged, and in order to resolve and settle finally, fully and completely all matters or disputes that now or may exist between them, the parties agree as follows:

     1.     PARTIES.   The parties to this Agreement are Thomas E. Peterson, his
            --------
heirs, representatives, successors and assigns (hereinafter referred to collectively as "Mr. Peterson") and Bank of America National Trust and Savings Association, BankAmerica Corporation, and/or any of its or their subsidiaries or affiliates (hereinafter referred to collectively as "Bank").

     2.     TIME TO SIGN AGREEMENT.   Mr. Peterson acknowledges and agrees he
            -----------------------
received the Agreement on or before March 14, 1997. Mr. Peterson also acknowledges and agrees he had at least twenty-one (21) calendar days from the date he received the Agreement to decide whether to sign it. Mr. Peterson understands that for seven (7) calendar days after he signs this Agreement he has the right to revoke it, and this Agreement shall not become effective and enforceable until after the expiration of this seven day period. The Agreement may not be revoked after the seven day period. Mr. Peterson understands that he will not be entitled to receive or retain any of the consideration provided by this Agreement, except under Paragraphs 4 and 7, unless in addition to signing
                                                 ------
and returning the fully executed Agreement, he signs and returns Attachment A confirming that he does not revoke the Agreement, and provided that Attachment A is signed no fewer than eight (8) calendar days after Mr. Peterson signs this Agreement. Mr. Peterson also understands and agrees that as an additional condition to receiving or retaining the consideration provided for by this Agreement (except under Paragraphs 4 and 7), Mr. Peterson must execute and return to Bank the Confirmation of General Release and Settlement Agreement, attached as Attachment B, which may not be signed any earlier than one day after the Resignation Date, as defined in Paragraph 3, below.

     3.     VOLUNTARY RESIGNATION.   Mr. Peterson hereby voluntarily tenders and
            ----------------------
Bank hereby accepts the voluntary resignation of Mr. Peterson from all officer positions and from his employment effective June 30, 1997, or such later date as the Bank may designate, but no later than December 31, 1997 (the "Resignation Date").

     4.     PAYMENTS TO BE MADE.   In consideration of the promises of Mr.
            --------------------
Peterson as set forth herein, and without any other obligation to do so, the parties agree that, within 15 business days of the Resignation Date, provided that the Bank has received this fully

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executed Agreement, Bank will pay Mr. Peterson the gross sum of Forty-Five
Thousand Dollars ($45,000.00), less legal deductions for applicable taxes and other withholdings.

     5.     BONUS ELIGIBILITY.     As further consideration, and without any
            ------------------
other obligation to do so, the parties agree that, subject to the provisions of Paragraph 2, Mr. Peterson will be eligible to receive a bonus under the Senior Management Incentive Program ("SMIP") for his 1997 performance in an amount to be decided at the discretion of the Bank. This payment, if any, will be less legal deductions for applicable taxes and other withholdings and will be payable at the same time such payments are made by Bank to other senior officers under the SMIP generally for 1997 performance. Except as specified in this paragraph, Mr. Peterson agrees that, as of the date he executes this Agreement, he: (a) withdraws his participation in any and all bonus or incentive plan(s) or program(s) of the Bank; (b) will not be eligible to participate in any such plan(s) or program(s) between the date he executes this Agreement and December 31, 1997, and (c) is not now or will he in the future be entitled to any incentive or bonus payment(s) from Bank based on his employment through the Resignation Date, or on any other basis.

     6.     TREATMENT OF STOCK-BASED BENEFITS.   As further consideration, and
            ----------------------------------
without any other obligation to do so, the parties agree that, subject to and contingent upon satisfaction of the provisions of Paragraph 2:

            (a) Bank will recommend to the Executive Personnel and Compensation Committee ("EPCC") that all of the stock options (including the DEC account credits associated therewith) previously granted to Mr. Peterson and outstanding as of the Resignation Date, shall become 100% vested and immediately exercisable as of the day after the Resignation Date;

            (b) Bank will recommend to the EPCC that Mr. Peterson shall have three (3) years from the Resignation Date or the expiration of the original option period specified in the applicable option agreement, whichever is less, to exercise all stock options which are vested or become vested as of the day after the Resignation Date, including PSOs, and which have not been exercised as of the day after the Resignation Date;

            (c) Mr. Peterson will continue to receive credits to his DEC accounts in accordance with the 1987 Management Stock Plan through the Resignation Date; and

            (d) With respect to Mr. Peterson's outstanding stock options and DEC accounts, except as specified in this Paragraph 6, such options and DEC accounts shall be treated in accordance with the terms of the plan or plans or option agreements under which they were issued. Additionally, except as set forth in this Agreement, as of the date he executes this Agreement, Mr. Peterson agrees that he is not now nor will he in the future be entitled to any grants of or receipt of stock options, restricted stock, performance shares, impact shares (including cash-based stock units), credits to DEC accounts, SARs, or other

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stock-based incentive award(s) based on his employment through the Resignation
Date, or on any other basis.

     7.     FINANCIAL PLANNING.   As further consideration, and without any
            -------------------
other obligation to do so, Bank agrees that, for 1997, Mr. Peterson shall continue to be eligible for standard financial counselling services at Bank's expense to be provided by the Ayco Company. The parties understand and agree that these services include tax preparation assistance by the Ayco Company in 1998 with respect to Mr. Peterson's 1997 tax returns. Except as provided by this Paragraph, Mr. Peterson shall not be eligible for any Bank-paid financial counselling services by Ayco Company or any other company after the Resignation Date.

     8.     RELEASE OF CLAIMS.   In exchange for the promises contained in
            ------------------
this Agreement, Mr. Peterson hereby waives, releases and forever discharges, and agrees to the extent permitted by law that he will not in any manner institute, prosecute or pursue, any and all complaints, claims, charges, claims for relief, demands, suits, actions or causes of action, whether in law or in equity, which he asserts or could assert, at common law or under any statute, rule, regulation, order or law, whether federal, state, or local, or on any grounds whatsoever, including without limitation, any age discrimination claims under the Age Discrimination in Employment Act, and any claims under the California Fair Employment and Housing Act, the California Labor Code, Title VII of the Civil Rights Act of 1964, the Equal Pay Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the California Family Rights Act, the Rehabilitation Act of 1973, the Employee Retirement Income Security Act of 1974, the Racketeer Influenced and Corrupt Organizations Act, the Financial Reform Recovery and Enforcement Act of 1989, the Fair Labor Standards Act, and/or
Section 1981 of Title 42 of the United States Code, against Bank and/or any of its or their current or former, owners, officials, directors, officers, shareholders, affiliates, agents, employee benefit plans, representatives, servants, employees, attorneys, subsidiaries, parents, divisions, branches, units, successors, predecessors, and assigns (collectively referred to as "Released Parties") with respect to any event, matter, claim, damage or injury arising out of his employment relationship with Bank, and/or the termination of such employment relationship, and/or with respect to any other claim, matter, or event arising prior to execution of this Agreement by Mr. Peterson. This Agreement includes, but is not limited to, (i) release of any claims arising from any statements (written or oral) made or distributed or published by any and all of the Released Parties, prior to signing of this Agreement by Mr. Peterson, including any statements by Mr. Peterson himself, and (ii) except as otherwise specifically provided in this Agreement, release of any claims for any type of wages, commissions, bonus, stock, incentive award, separation or severance benefits, or any other form of compensation including, without limitation, Bank's Employee Transition Program and/or any successor severance program and/or the Change in Control Agreement referenced in Paragraph 10, below. This Agreement does not waive rights or claims that may arise after the date the Agreement is executed by Mr. Peterson.

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     9.     CIVIL CODE (S)1542 WAIVER. As a further consideration and inducement
            -------------------------
for this Agreement, to the extent permitted by law, Mr. Peterson hereby waives and releases any and all rights under Section 1542 of the California Civil Code or any analogous state, local, or federal law, statute, rule, order or regulation, he has or may have with respect to the Released Parties. California Civil Code Section 1542 reads as follows:

           "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Mr. Peterson hereby expressly agrees that this Agreement shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages as well as those that are now disclosed.

     10.    CANCELLATION OF CHANGE IN CONTROL AGREEMENT. Mr. Peterson agrees
            -------------------------------------------
that, effective the date Mr. Peterson executes this Agreement, the Change in Control Agreement between Mr. Peterson and BankAmerica Corporation shall be cancelled, all its provisions shall be void, and Bank shall have no liability thereunder.

     11.    NO VACATION. Mr. Peterson acknowledges and agrees that he has no
            -----------
accrued and unused vacation days, in lieu or personal choice days as of the date he executes this Agreement and shall not earn or accrue any vacation, in lieu or personal choice days between the date he executes this Agreement and the Resignation Date.

     12.    WITHDRAWAL FROM DIRECTORSHIPS. Mr. Peterson represents and agrees
            -----------------------------
that as of the Resignation Date, he has or will have resigned from all directorships or board memberships which he holds for entities or subsidiaries or affiliates within Bank, and has or will have resigned from all directorships or board memberships outside of Bank which he holds on behalf of or for the benefit of Bank.

     13.    NO DISPARAGEMENT. Mr. Peterson agrees and represents that he will
            ----------------
not criticize, defame or disparage any of the Released Parties, their plans or their actions, to any third party, either orally or in writing. It shall not be a violation of this Paragraph if Mr. Peterson provides information, which he in good faith believes to be truthful, in response to inquiries from a representative of a government agency acting in an official capacity and engaged in either a formal or informal investigation of any of the Released Parties.

     14.    DEFERRED COMPENSATION AMOUNTS. Mr. Peterson understands and agrees
            -----------------------------
that any and all deferred amounts he has under any deferred compensation plan, if any, will be paid to him pursuant to the terms of such plan(s) following the Resignation Date and, to the extent there is a conflict between the terms of the applicable deferred compensation plan and

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the terms of this Agreement, the parties agree that the terms of the deferred compensation plan will govern. Mr. Peterson also understands and agrees that any payment to him under the Supplemental Retirement Plan shall be paid in accord with the terms of the Supplemental Retirement Plan and in accord with the terms of any applicable and valid Benefit Payment Election Form signed by Mr. Peterson, and will be paid following the Resignation Date. Bank and Mr. Peterson agree that the Benefit Payment Election Form signed by Mr. Peterson provides that he be paid in 5 annual installments commencing in the calendar year following the year in which his employment ends, and Mr. Peterson shall be paid accordingly. Mr. Peterson also understands and agrees that to the extent the timing of any payments under any deferred compensation plan in which he participates conflicts with the timing of payments to Mr. Peterson as specified in this Agreement, the timing provided for in the deferred compensation plan shall control.

     15.    CONFIDENTIAL INFORMATION. Mr. Peterson agrees and acknowledges that
            ------------------------
the positions held by him within Bank gave him significant access to confidential information of substantial importance to the business of the Bank. Therefore, Mr. Peterson agrees that any and all information obtained by or disclosed to him at any time during his employment with Bank which is not generally known to the public ("Confidential Information"), is strictly confidential and/or proprietary to Bank, constitutes trade secrets of Bank and shall not be disclosed, discussed, or revealed to any persons, entities, or organizations, outside of Bank, without prior written approval by an authorized representative of Bank. Confidential Information shall include, but not be limited to, information concerning Bank's customers, strategies, tactics, methods of operation, processes, practices, policies, programs, marketing information, market research data, financial information, procedures, and/or personnel information. Further, to the fullest extent permitted by applicable law, Mr. Peterson agrees he will not (a) use any Confidential Information to solicit present or potential business or customers of the Bank or use any Confidential Information to otherwise compete with the Bank, or (b) use any Confidential Information to assist any other individual, company or entity to do so. A breach of this Paragraph is a material breach. The parties to this Agreement agree that, should Mr. Peterson violate the provisions of this Paragraph, Bank shall be relieved of any obligation it may have to provide any consideration to Mr. Peterson which has not yet been provided under this Agreement. In addition to any remedy for breach of this Paragraph which is provided by this Paragraph, Bank retains all other legal and equitable rights or remedies, including injunctive relief, which may be available under the law.

     16.    CONFIDENTIALITY OF AGREEMENT TERMS. Mr. Peterson also agrees that
            ----------------------------------
the terms and conditions of this Agreement and any and all actions by Bank in accordance therewith, are to be treated by Mr. Peterson as strictly confidential and, with the exception of Mr. Peterson's counsel, tax advisor, immediate family, financial advisor, or as required by applicable law, have not been and shall not be disclosed, discussed, or revealed to any other persons, entities, or organizations, whether within or outside Bank, without prior written approval by an authorized representative of Bank. Mr. Peterson further agrees to

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take all reasonable steps necessary to insure that confidentiality is maintained by any of the individuals or entities referenced above to whom disclosure is authorized and agrees to accept responsibility for any breach of confidentiality by said individuals or entities referenced above.

     17.    RETURN OF BANK PROPERTY. Mr. Peterson further represents and/or
            -----------------------
agrees that he has returned or, prior to the Resignation Date, will return to Bank all equipment and/or other property belonging to it (including, without limitation, business credit cards, building passes, building keys, parking passes, fax equipment, computer equipment, and phone equipment) which has been or is in his care, custody, possession or control. The parties also recognize that it is not practical for Mr. Peterson to return to Bank the home security equipment currently installed in Mr. Peterson's home; however, Mr. Peterson understands and agrees that Bank's monitoring of this security equipment shall be discontinued on December 31, 1997. Mr. Peterson agrees that, no later than the Resignation Date, he will reimburse or reconcile to the Bank's satisfaction all outstanding expenses or bills charged or chargeable to the Bank under Bank expense reimbursement guidelines.

     18.    FUTURE COOPERATION AND INDEMNIFICATION. Mr. Peterson additionally
            --------------------------------------
agrees to make himself available in connection with any and all claims, disputes, negotiations, investigations, lawsuits or administrative proceedings involving the Bank, to provide information or documents, provide declarations or statements to the Bank, meet with attorneys or other representatives of the Bank, prepare for and give depositions or testimony, and/or otherwise cooperate in the investigation, defense or prosecution of such matters. The parties recognize and agree that nothing in this Agreement shall waive, release or in any way impair Mr. Peterson's rights to indemnification arising from his employment with Bank, as such rights are specified in the applicable bylaws of Bank and provided by applicable law.

     19.    NO RAIDING. As further consideration, to the fullest extent
            ----------
permitted by applicable law, Mr. Peterson agrees he will not solicit for employment or solicit for hire, on behalf of himself or any other person, company or entity, any employees of Bank, nor will he aid any other person, entity or company to do so, unless Mr. Peterson receives prior written authorization to do so from Kathleen Burke (or her successor or delegee), from the time he signs this Agreement through December 31, 2000, nor has he done so within the three months prior to the time he signs this Agreement. A general advertisement through the mass media soliciting applicants for a position or positions shall not constitute a violation of this Paragraph. A breach of this Paragraph is a material breach. The parties to this Agreement agree that, should Mr. Peterson violate the provisions of this Paragraph, Bank shall be relieved of any obligation it may have to provide any consideration to Mr. Peterson which has not yet been provided under this Agreement. In addition to any remedy for breach of this Paragraph which is provided by this Paragraph, Bank retains all other legal and equitable rights or remedies, including injunctive relief, which may be available under the law.

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     20.    NO ADMISSION OF LIABILITY. By entering into this Agreement, Bank and
            -------------------------
the other Released Parties do not admit any liability whatsoever to Mr. Peterson or to any other person arising out of any claims heretofore or hereafter asserted by Mr. Peterson and Bank and the other Released Parties expressly deny any and all such liability.

     21.    ASSIGNMENTS. Mr. Peterson represents that he has not assigned or
            -----------
transferred to any person or entity any of his rights or claims which are or could be covered by this Agreement, including but not limited to any covenant not to sue and the waivers and releases contained in this Agreement.

     22.    PAYMENTS NOT PART OF PENSION OR RETIREMENT PLANS. None of the
            ------------------------------------------------
expenses to be incurred by Bank and/or payments or reimbursements to be made by Bank to Mr. Peterson pursuant to this Agreement shall count as earnings for purposes of Mr. Peterson's pension, regular or supplemental retirement, or savings plan benefits, including specifically the 401(k) Investment Plan and the Pension Plan.

     23.    ATTORNEYS' FEES. As further mutual consideration of the promises set
            ---------------
forth herein, the Bank and Mr. Peterson agree that they each are responsible for their own attorneys' fees and costs, and each agrees that they will not seek from the other reimbursement for attorneys' fees and/or costs incurred in this action or relating to any matters addressed in this Agreement.

     24.    JOINT PARTICIPATION IN PREPARATION OF AGREEMENT. The parties hereto
            -----------------------------------------------
participated jointly in the negotiation and preparation of this Agreement, and each party has had the opportunity to obtain the advice of legal counsel and to review, comment upon, and redraft this Agreement. Accordingly, it is agreed that no rule of construction shall apply against any party or in favor of any party. This Agreement shall be construed as if the parties jointly prepared this Agreement, and any uncertainty or ambiguity shall not be interpreted against any one party and in favor of the other.

     25.    SEVERABILITY. Should any of the provisions of this Agreement be
            ------------
rendered invalid by a court or government agency of competent jurisdiction, it is agreed that this shall not in any way or manner affect the enforceability of the other provisions of this Agreement which shall remain in full force and effect. The parties further agree that California law shall govern the validity and interpretation of this Agreement and that jurisdiction and/or venue of any action involving the validity, interpretation or enforcement of this Agreement or any of its terms, provisions or obligations or claiming breach thereof, shall exist exclusively in a court or government agency located within San Francisco, California.

     26.    SCOPE OF AGREEMENT. Mr. Peterson hereby affirms and acknowledges
            ------------------
that he has read the foregoing Agreement, that he has had the opportunity to review or discuss it with the counsel of his choice that he has in fact had it reviewed and discussed it with counsel of his choice, and that he fully understands and appreciates the meaning of each of

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its terms. The parties to this Agreement represent that this Agreement may be used as evidence in any subsequent proceeding in which any of the parties alleges a breach of this Agreement or seeks to enforce its terms, provisions or obligations.

     27.    ENTIRE AGREEMENT. This Agreement constitutes the complete
            ----------------
understanding between Mr. Peterson and Bank and supersedes any and all prior agreements, promises, representations, or inducements, no matter its or their form, concerning its subject matter. Mr. Peterson understands and agrees that, except as required by law or as specifically provided for in this Agreement, he shall receive no further benefits or compensation of any type. Section headings in this Agreement are included for convenience of reference only and shall not be considered part of this Agreement for any other purpose. No promises or agreements made subsequent to the execution of this Agreement by these parties shall be binding unless reduced to writing and signed by authorized representatives of these parties.


            PLEASE TAKE THIS AGREEMENT HOME AND CAREFULLY CONSIDER ALL OF ITS PROVISIONS BEFORE SIGNING IT. YOU SHOULD CONSULT AN ATTORNEY OF YOUR CHOICE ABOUT THIS AGREEMENT BEFORE YOU SIGN THE AGREEMENT. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS TO THE EXTENT PERMITTED BY LAW.



                                        THOMAS E. PETERSON


DATED:   3-19-97                         /s/ THOMAS E. PETERSON
       -----------------------          -------------------------------
                                        "BANK"


DATED:   3-25-97                        by /s/ Kathleen J. Burke
       -----------------------            -----------------------------
                                           Kathleen J. Burke
                                           Vice Chairman

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                                                                    ATTACHMENT A



                          STATEMENT OF NON-REVOCATION
                       AS OF THE DATE SHOWN ON THIS FORM


     By signing below, I hereby verify that I have chosen not to revoke my agreement to and execution of the General Release and Settlement Agreement. My signature confirms my renewed agreement to the terms of that Agreement, including the release and waiver of any and all claims relating to my employment with Bank and/or the termination of that employment.



------------------------------                  -----------------------------
 Name (Please Print)                             Social Security Number



------------------------------                  -----------------------------
 Signature*                                      Date*



*DO NOT SIGN, DATE OR RETURN THIS DOCUMENT UNTIL EIGHT (8) DAYS AFTER YOU SIGN THE GENERAL RELEASE AND SETTLEMENT AGREEMENT.

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                                                                    ATTACHMENT B



           CONFIRMATION OF GENERAL RELEASE AND SETTLEMENT AGREEMENT



   By signing below, I hereby acknowledge and confirm my agreement to all the terms of the General Release and Settlement Agreement ("Agreement"). I also agree, that as of the date I sign this document, my release and waiver of any and all claims I may have relating to my employment within BankAmerica Corporation and/or the termination of that relationship and/or release of other claims arising before execution of the Agreement as set forth in the Agreement, shall apply with the same force and effect as if set forth fully herein to the period of time between the time I signed the Agreement and the date I sign this document.



____________________________________________      ______________________
Signature*                                         Date*



*DO NOT SIGN, DATE OR RETURN THIS DOCUMENT UNTIL AT LEAST ONE DAY AFTER YOUR RESIGNATION DATE

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